Exhibit 99.2

Qualcomm Enters into Amended Definitive Agreement with NXP February 20, 2018

Additional information and safe harbor NON-GAAP FINANCIAL MEASURES This presentation includes “non-GAAP financial measures” as that term is defined in Regulation G. Further discussion regarding our use of non-GAAP financial measures, as well as the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to our financial results prepared in accordance with GAAP, are included at the end of this presentation. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. ADDITIONAL INFORMATION AND WHERE TO FIND IT This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. Qualcomm River Holdings B.V. (“Buyer”), an indirect, wholly owned subsidiary of Qualcomm Incorporated (“Qualcomm”), has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and related documents with the United States Securities and Exchange Commission (the “SEC”) and NXP has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase common shares of NXP is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, free copies of these documents may be obtained by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers). ADDITIONAL INFORMATION Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Announcement highlights Provides enhanced value creation and certainty for Qualcomm and NXP stockholders Amended definitive agreement Offer price increased to $127.50 per share in cash Minimum tender condition lowered to 70% Current tender offer period extended to March 5, 2018 Nine NXP stockholders, collectively representing over 28% of shares outstanding (excluding additional economic interests through derivatives), have entered into binding agreements to tender their shares at $127.50 per share Includes funds affiliated with Elliott Advisors (UK) Limited and Soroban Capital Partners LP Eight of nine regulatory approvals received; remaining regulatory clearance (MOFCOM) in final review stage Qualcomm is optimistic it will receive MOFCOM clearance in the near term Transaction delivers $1.50 FY19 Non-GAAP EPS(1, 2) accretion (40% accretive vs. consensus estimates) (1) (2) See footnotes at the end of the presentation.

Reaffirming high confidence in $6.75 - $7.50 FY19 Non-GAAP EPS(1,2) Increased visibility into substantial EPS growth (1) (2) (3) See footnotes at the end of the presentation. Non-GAAP EPS, Before Impact of Licensing Resolutions $5.25 Includes $1B cost reduction program Includes $1.50/share accretion from NXP Excludes royalty revenues and certain product revenues from Apple and other licensee in dispute $1.50 – $2.25 Non-GAAP EPS =$6.75 - $7.50 Licensing Resolutions(3)

Leadership, integration and scale to win in the connected world (1) Includes security. RFFE Software Camera Connectivity Audio / Codec GPS Integrated SoC LTE modem SoC eSE New distribution channels Well positioned in the nascent NFC/eSE technology solutions Leading position in automotive across infotainment, in-vehicle networking, radar and safety systems Leading position in broad-based MCUs, secure ID, payment cards and transit Leading position in RF Power and embedded comms processors Leader in Mobile Leader in Automotive Leader in IoT & Embedded Security(1) Networking A global leader in integrated semiconductor solutions

Successfully executing strategy to address $150B SAM NXP enhances leadership positions in key adjacencies Source: Combination of third party and internal estimates. Note: SAM: Serviceable Addressable Market; SAM excludes QTL. 2015 SAM excludes adjacent opportunities outside of Core Mobile. Core Mobile $23B $43B IoT & Security $11B Networking $16B Automotive $7B Mobile compute 2015 2020 Core Mobile $32B 2020 ~$150B Adjacent Opportunities $77B RFFE $20B Datacenter $19B Key Milestones First 5G modem and data call Leading in Android and China OEMs RF360 joint venture completes portfolio Tier 1 design wins 5G next inflection FY17 $3B Revenues >25% YoY Revenue growth $3B+ FY17 Auto backlog Compute/MSFT alliance NXP expected to close 2018 Shipping Datacenter 10nm product

Revised price reflects enhanced current value drivers Qualcomm’s investment thesis for NXP has been validated over the last ~16 months NXP recent performance Strong market dynamics & positive outlook for key segments High confidence in at least $500 million in cost synergies NXP well-positioned in key industry segments with robust growth potential (e.g., Auto business increased revenues by 11% year over year) Significant improvement in Qualcomm’s organic position in key industry segments, further enhancing value proposition of the combined company to customers and stockholders (e.g., Auto, $3 billion revenue pipeline; IoT, $1 billion in FY17 sales; and Networking) High confidence in annualized cost synergies of at least $500 million resulting from insights gathered during the integration planning process NXP’s calendar 2017 results exceeded Qualcomm’s transaction model on revenue, gross margin and EBIT NXP’s non-GAAP operating income (excluding Standard Products) increased 20% from calendar 2016 to 2017

Transaction overview A financially and strategically compelling transaction (1) (2) See footnotes at the end of the presentation. Transaction consideration Financial impact Approvals and timing $127.50 in cash per share To be financed with cash on hand and debt 70% minimum tender condition (reduced from 80%) Current tender offer period extended to March 5, 2018 Expected to close promptly after receipt of MOFCOM clearance; Qualcomm is optimistic it will receive MOFCOM clearance in the near term High confidence in at least $500 million of annualized cost synergies $1.50 of accretion to FY19 Non-GAAP EPS(1, 2) (40% vs. consensus estimates) Ability to de-lever over 2-3 years; committed to strong investment-grade credit rating

Today’s announcement delivers significant certainty and an improved path to value creation for stockholders Qualcomm’s acquisition of NXP creates substantial value for all stockholders Strong NXP stockholder support – over 28% of shares outstanding (excluding additional economic interests through derivatives) Combined company will be a leader in key 5G growth areas (RFFE, Auto, IoT, Security and Networking) Significantly expands addressable market, helping Qualcomm reach ~$150B SAM by 2020 Provides $1.50 Non-GAAP EPS accretion in FY19 – reaffirms confidence in $6.75 - $7.50 FY19 Non-GAAP EPS(1, 2) Provides enhanced value creation and certainty for both Qualcomm and NXP stockholders (1) (2) See footnotes at the end of the presentation. Note: SAM: Serviceable Addressable Market; SAM excludes QTL.

Footnotes Non-GAAP results exclude the QSI (Qualcomm Strategic Initiatives) segment and certain share-based compensation, acquisition-related items, tax items and other items. Further discussion regarding the Company’s use of Non-GAAP financial measures and detailed reconciliations between GAAP and Non-GAAP results are included in this presentation. Throughout this presentation, net income and diluted earnings per share (EPS) are attributable to Qualcomm (i.e., after adjustments for noncontrolling interests), unless otherwise stated. Prior to fiscal 2019, royalties are recognized when reported, generally one quarter following shipment and when all other revenue recognition criteria are met. Beginning in fiscal 2019, royalties are required to be estimated and recognized in the period in which the associated sales occur and when all other revenue recognition criteria are met.

Reconciliations

Note regarding use of Non-GAAP financial measures The Non-GAAP financial information presented herein should be considered in addition to, not as a substitute for or superior to, financial measures calculated in accordance with GAAP. In addition, “Non-GAAP” is not a term defined by GAAP, and as a result, the Company’s measure of Non-GAAP results might be different than similarly titled measures used by other companies. Reconciliations between GAAP and Non-GAAP results follow. The Company uses Non-GAAP financial information: (i) to evaluate, assess and benchmark the Company’s operating results on a consistent and comparable basis; (ii) to measure the performance and efficiency of the Company’s ongoing core operating businesses, including the QCT (Qualcomm CDMA Technologies) and QTL (Qualcomm Technology Licensing) segments; and (iii) to compare the performance and efficiency of these segments against competitors. Non-GAAP measurements used by the Company include revenues, cost of revenues, R&D expenses, SG&A expenses, other income or expenses, operating income, interest expense, net investment and other income, income or earnings before income taxes, effective tax rate, net income and diluted earnings per share. The Company is able to assess what it believes is a more meaningful and comparable set of financial performance measures for the Company and its business segments by using Non-GAAP information. In addition, the Compensation Committee of the Board of Directors uses certain Non- GAAP financial measures in establishing portions of the performance-based incentive compensation programs for our executive officers. The Company presents Non-GAAP financial information to provide greater transparency to investors with respect to its use of such information in financial and operational decision-making. This Non-GAAP financial information is also used by institutional investors and analysts in evaluating the Company’s business and assessing trends and future expectations. Non-GAAP information used by management excludes its QSI segment and certain share-based compensation, acquisition-related items, tax items and other items. QSI is excluded because the Company expects to exit its strategic investments in the foreseeable future, and the effects of fluctuations in the value of such investments and realized gains or losses are viewed by management as unrelated to the Company’s operational performance. Share-based compensation expense primarily relates to restricted stock units. Management believes that excluding non-cash share-based compensation from the Non-GAAP financial information allows management and investors to make additional comparisons of the operating activities of the Company’s ongoing core businesses over time and with respect to other companies. Certain other items are excluded because management views such items as unrelated to the operating activities of the Company’s ongoing core businesses, as follows: Acquisition-related items include amortization of certain intangible assets, recognition of the step-up of inventories to fair value and the related tax effects of these items, as well as any effects from restructuring the ownership of such acquired assets. Additionally, the Company excludes expenses related to the termination of contracts that limit the use of the acquired intellectual property, third-party acquisition and integration services costs and costs related to temporary debt facilities and letters of credit executed prior to the close of an acquisition. Starting with acquisitions in the second quarter of fiscal 2017, the Company excludes recognition of the step-up of property, plant and equipment from the net book value based on the original cost basis to fair value. Such charges related to acquisitions that were completed prior to the second quarter of fiscal 2017 continue to be allocated to the segments, and such amounts are not material. The Company excludes certain other items that management views as unrelated to the Company’s ongoing business, such as major restructuring and restructuring-related costs, goodwill and indefinite- and long-lived asset impairments and awards, settlements and/or damages arising from legal or regulatory matters. Certain tax items that are unrelated to the fiscal year in which they are recorded are excluded in order to provide a clearer understanding of the Company’s ongoing Non-GAAP tax rate and after tax earnings. The Company uses free cash flow to facilitate an understanding of the amount of cash flow generated that is available to grow our business, service debt and create long-term stockholder value. Accordingly, free cash flow does not represent the remaining cash flow available for discretionary expenditures.

Earnings Per Share (EPS)

	Fiscal 2017 EPS	Fiscal 2019 EPS (est.)[2]	Fiscal 2019 Accretion from NXP[2]
GAAP diluted EPS	$1.65	$4.47 - $5.22	$0.08
Less: Diluted EPS attributable to QSI	$0.03	$0.02	N/A
Less: Diluted EPS attributable to share-based compensation	($0.51)	($0.73)	($0.16)
Less: Diluted EPS attributable to other items[1]	($2.16)	($1.57)	($1.26)
Non-GAAP diluted EPS	$4.28	$6.75 - $7.50	$1.50
Less: Diluted EPS attributable to income from customers involved in licensing disputes	N/A	$1.50 - 2.25	
Non-GAAP EPS, before impact of expected licensing resolution	N/A	$5.25	

(1) In fiscal 2017, other items excluded from Non-GAAP results consisted of a $962 million reduction to revenues related to the BlackBerry arbitration decision, a $95 million reduction to revenues related to the portion of a business arrangement under negotiation that resolves a legal dispute, a $911 million charge, including net foreign currency losses, related to the fine imposed by the KFTC, $783 million of acquisition-related charges, $778 million charge related to the fine imposed by the TFTC, $74 million of asset impairment charges and $38 million of restructuring and restructuring-related charges primarily related to our Strategic Realignment Plan. In fiscal 2017, the tax benefit in "other items" included a $395 million tax benefit for the combined tax effect of other items in EBT and a $144 million tax benefit for the tax effect of acquisition-related items in EBT, partially offset by a $111 million tax expense related to an increase in unrecognized tax benefits. Other items excluded from Non-GAAP in fiscal 2019 consist primarily of acquisition-related items.

(2) Fiscal 2019 estimated EPS and EPS accretion assume close of the pending NXP acquisition. Estimated amortization of intangible assets included in other items was based on a preliminary purchase price and are subject to change when the formal valuation and other studies are finalized. The differences that will occur between the preliminary estimates and the final purchase accounting could be material.

Sums may not equal totals due to rounding

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